EXHIBIT 10.5
CoreLogic, Inc.

___________, 2020

[FULL NAME]
CoreLogic, Inc.
40 Pacifica
Irvine, California, 92618

Dear [FIRST NAME]:

You are party to that certain Change in Control Agreement with CoreLogic, Inc. (the “Company”), dated __________ and as amended from time to time (the “CIC Agreement”), as well as an Employment Agreement with the Company, dated __________ and as amended from time to time (the “Employment Agreement”). The Company has approved the following amendments to the terms of your CIC Agreement. Capitalized terms used in this letter without definition shall have the same meaning as in the CIC Agreement.

•The CIC Agreement is amended to provide that prior to the Company being able to terminate your employment for Cause, the Company must provide written notice to you of the act(s) or circumstance(s) underlying the Company’s basis for terminating your employment for Cause, and you shall have thirty days from the date such written notice is received by you to cure such act(s) or circumstance(s) giving rise to the Company’s basis to terminate your employment for Cause before the Company may terminate you for Cause.

•The CIC Agreement is amended so that the form of release agreement that is required to be executed by you in order for you to receive severance benefits under the CIC Agreement upon your qualifying termination of employment shall be in the form attached to your Employment Agreement.

Except as provided in this letter, the CIC Agreement and the Employment Agreement will continue in effect in accordance with their respective terms. By executing this letter, you hereby agree to the amendments described above. This letter may not be amended other than by a written agreement executed by both you and the Company. This letter may be executed by you and the Company in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

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EXHIBIT 10.5
CORELOGIC, INC.

                        By:_________________________________
                         Name:
                         Title:

ACCEPTED AND AGREED:

________________________